Exhibit 10(ii)

                                  BILL OF SALE

By these presents, Melvin Fields, a Florida resident does hereby acknowledge the sale and transfer for good and valuable consideration, the receipt of which is hereby acknowledged, all of his rights, ownership and interest in and to the Nevada Limited Liability Company known as Oasis Fields, L.L.C. to Professional Wrestling Alliance Corporation, ( a Delaware corporation), said transfers to include any and all rights of ownership, transfer and use presently held by Melvin Fields and or Oasis Fields, L.L.C.. Payment in full for the sale represented by this Bill of Sale has been received prior to the execution and delivery hereof to Professional Wrestling Alliance Corporation. Melvin Fields represents that he has been the sole and only member of Oasis Fields L.L.C. from the date of its formation through the date hereof.

         Dated this 25th Day of March 2000.

         Melvin Fields, Sole Member of Oasis Fields, L.L.C.


                   /s/ Melvin Fields
                  ------------------------
                  Melvin Fields

                                                                     EXHIBIT "A"
                                       14


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